ForeRetirement IV Variable Annuity

Supplement Dated May 25, 2018 to your Prospectus dated May 1, 2018

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Effective July 30, 2018, the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) will be renamed PIMCO International Bond Portfolio (U.S. Dollar-Hedged).

This Supplement Should Be Retained For Future Reference.

FRIV-052518-NC